Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Herbert B. Grimes, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Vaughan Foods, Inc., on Form 10-Q for the quarterly report period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Vaughan Foods, Inc.

Date: November 10, 2009	/s/ Herbert B. Grimes

Herbert B. Grimes
Chairman of the Board of Directors and Chief
Executive Officer

(Principal Executive Officer)

I, Gene P. Jones, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Vaughan Foods, Inc., on Form 10-Q for the quarterly report period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Vaughan Foods, Inc.

Date: November 10, 2009	/s/ Gene Jones

Gene Jones
Chief Financial Officer
(Principal Financial Officer)